The Preferred Stockholders

and

Boxlight Corporation

AMENDMENT TO PREFERRED STOCK REDEMPTION AND CONVERSION AGREEMENT

PARTIES

(1) **Kevin Batley, Nigel Batley, Sheila Batley** and **Annette Batley**; being the Persons who have executed this **Preferred Stock Redemption and Conversion Agreement** ("**Agreement**") and whose addresses are set out in **Error! Reference source not found.** annexed hereto and made a part hereof (collectively, the "**Preferred Stockholders**", and each a "**Preferred Stockholder**"); and

(2) **BOXLIGHT CORPORATION**, a United States corporation organized under the laws of the State of Nevada (the "**Company**" or "**Boxlight**"), whose registered office is at 1045 Progress Circle, Lawrenceville, Georgia 30043.

INTRODUCTION

(A) On 24 March 2021, the Preferred Stockholders and Boxlight entered into a Preferred Stock Redemption and Conversion Agreement (the "**Agreement**").

(B) The parties to the Agreement now desire to amend the Agreement in accordance with this instrument (the "Amendment").

(C) Unless otherwise defined in this Amendment, all capitalized terms, when used herein, shall have the same meaning as they are defined in the Agreement.

OPERATIVE PROVISIONS

Paragraph 4.1 of the Agreement is hereby deleted and replaced with the following paragraph:

4. COMPLETION

4,1 Completion shall take place electronically (or any other place agreed upon by the Preferred Stockholders and Boxlight) on such date as Boxlight shall determine; provided, however, that unless otherwise agreed upon by the Sellers' Representatives, Completion shall occur not later than 31 December 2021.

The definition of **Redemption Payments** set forth in the Agreement is hereby deleted and replaced with the following paragraph:

> "**Redemption Payments**" means the aggregate sum of (a) £11,508,495 being the stated or liquidation value of the Series B Consideration Shares (the "**Stated Value**") ***plus*** (b) accrued dividends, on the Series B Consideration Shares, calculated from 1 January 2021 to the date of Completion, in the amount of (i) £199,638.38 from 1 January 2021 to 23 March 2021, plus (ii) £2,401.26 for each day from 24 March 2021 to the date of Completion (collectively, the "**Accrued Dividends**")[1], which is payable by Boxlight to the Preferred Stockholders, and to each Preferred Stockholder in the amounts set out against each Preferred Stockholder's name in column 2 of the table in as provided in Schedule 2 of this Agreement, as a result of the redemption of all of the Series B Consideration Shares.
>
> On or before 31 May 2021, Boxlight shall pay to the holders of the Series B Consideration Shares all Accrued Dividends from 1 January 2021 to 31 March 2021 and shall continue to pay quarterly dividends to such Preferred Stockholders from 1 April 2021 through the date of Completion.

Except as amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and are incorporated herein by this reference.

Signature pages follow

SIGNATURES

EXECUTED as a deed by **BOXLIGHT CORPORATION** acting by a director in the presence of:

Signature
/s/ Michael Pope
Director

Signature of witness /s/ Megan Pope

Name (in CAPITAL LETTERS) MEGAN POPE

Address 945 Sentry Ridge Crossing, Suwanee, GA 30024 USA

EXECUTED as a deed and delivered by **NIGEL BATLEY**
in the presence of:

Sign here
/s/ Nigel Batley

Signature of witness /s/ Martin Batley

Name (in CAPITAL LETTERS) MARTIN BATLEY

Address 5 Ashley Road, Sevenoaks, Kent, TN13 3AN

EXECUTED as a deed and delivered by **KEVIN BATLEY**
in the presence of:

Sign here
/s/ Kevin Batley

Signature of witness /s/ Martin Batley

Name (in CAPITAL LETTERS) MARTIN BATLEY

Address 5 Ashley Road, Sevenoaks, Kent, TN13 3AN

EXECUTED as a deed and delivered by **ANNETTE BATLEY** in the presence of:

Sign here

/s/ Annette Batley

Signature of witness /s/ Martin Batley

Name (in CAPITAL LETTERS) MARTIN BATLEY

Address 5 Ashley Road, Sevenoaks, Kent, TN13 3AN

EXECUTED as a deed and delivered by **SHEILA BATLEY** in the presence of:

Sign here

/s/ Sheila Batley

Signature of witness /s/ Martin Batley

Name (in CAPITAL LETTERS) MARTIN BATLEY

Address 5 Ashley Road, Sevenoaks, Kent, TN13 3AN